VOYA MUTUAL FUNDS

Voya Multi-Manager Emerging Markets Equity Fund

(the “Fund”)

Supplement dated October 19, 2026

to the Fund’s Class A, Class C, Class I, Class R, and Class W Shares’

Statement of Additional Information

(the “SAI”)

On September 15, 2026, the Board of Trustees of Voya Mutual Funds approved the modification of a non-fundamental investment restriction for the Fund.

Effective on or about October 16, 2026, the Fund’s SAI was revised as follows:

1.The fourth (4) non-fundamental investment restriction in the sub-section entitled “Fundamental and Non-Fundamental Investment Restrictions – Non-Fundamental Investment Restrictions – Voya Multi-Manager Emerging Markets Equity Fund” revised as follows:

The Fund may invest in futures contracts and options on futures contracts for hedging purposes.

Generally, no more than 25% of the Fund’s assets may be hedged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE